The Chemours Company Investor Deck June 28-29, 2017 Exhibit 99.1

This presentation contains forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify “forward-looking statements,” which speak only as of the date the statements were made. These forward-looking statements address, among other things, our agreement with DuPont relating to the MDL Settlement, resolution of environmental liabilities, litigation and other contingencies, Fayetteville site uncertainty, anticipated future operating and financial performance, business plans and prospects, transformation plans, cost savings targets, plans to increase profitability and our outlook for Adjusted EBITDA, free cash flow and target net leverage that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond Chemours’ control. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include other risks, uncertainties and other factors discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2016. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. This presentation contains certain supplemental measures of performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These Non-GAAP measures include Adjusted Net Income (Loss), Adjusted EPS, Adjusted EBITDA and Free Cash Flow, which should not be considered as replacements of GAAP. Free Cash Flow is defined as Cash from Operations minus cash used for PP&E purchases. Further information with respect to and reconciliations of such measures to the nearest GAAP measure can be found in the appendix hereto. Management uses Adjusted Net Income (Loss), Adjusted EPS, Adjusted EBITDA and Free Cash Flow to evaluate the Company’s performance excluding the impact of certain non-cash charges and other special items in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter. Additional information for investors is available on the company’s website at investors.chemours.com. . Safe Harbor Statement and Other Matters

The Chemours Company at a Glance

Chemours™

Sales[1]:	**$5,540**
Adj. EBITDA[1]:	**$979**
% margin:	***18%***

Titanium Technologies

Sales[1]:	$2,490
Adj. EBITDA[1]:	571
% margin:	*23%*

- Titanium dioxide (TiO_2) is a pigment used to deliver whiteness, opacity, brightness and protection from sunlight
- ***#1 global producer of TiO_2 by capacity, sales and profitability***

Fluoroproducts

Sales[1]:	$2,385
Adj. EBITDA[1]:	515
% margin:	*22%*

- Products for high performance applications across broad array of industries, including refrigerants, propellants and industrial resins
- ***#1 global producer of both fluorochemicals and fluoropolymers***

Chemical Solutions

Sales[1]:	$665
Adj. EBITDA[1]:	41
% margin:	*6%*

- Chemicals used in gold production, oil refining, agriculture, industrial polymers and other industries
- ***#1 producer in Americas of solid sodium cyanide***

By Geography[(2)]


Latin America 13%
EMEA 20%
Asia Pacific 24%
North America 43%

By Product[(2)]


Titanium Dioxide 44%
Fluoropolymers 22%
Divested Business 4%
Mining Solutions 5%
Performance Chemicals & Intermediates 5%
Fluorochemicals 20%

Chemours™

Dollars in millions
[(1)] Data represents last twelve months ending March 31, 2017
[(2)] Geographic and product data reflect full year 2016 net sales
Adjusted EBITDA includes corporate and other charges which are not reflected in individual segment Adjusted EBITDA. See reconciliation of Adjusted EBITDA in Appendix.

2

Titanium Technologies Business Overview

Business Overview

- Global leader in TiO_2 with production capacity of 1.25 million metric tons
  - 4 TiO_2 plants with 7 production lines
  - Packaging facility at Kallo, Belgium
  - Mineral sands mine at Starke, FL
- Industry-leading manufacturing cost position
  - Unique chloride technology
  - Feedstock flexibility
- Strong brand reputation
  - Ti-Pure™ sold to more than 800 customers globally

Chemours is #1 in TiO2 Globally[1]



17%
12%
11%
9%
8%
7%
Chemours
Cristal
Huntsman
Lomon-Billions
Kronos
Tronox

Geography[2]



Latin America 14%
North America 32%
EMEA 23%
Asia Pacific 31%

End Market[2]



Paper 12%
Plastics 25%
Coatings 63%

- **Coatings** – architectural, industrial, automotive
- **Plastics** – rigid / flexible packaging, PVC pipe/windows
- **Papers** – laminate papers, coated paper/paperboard, sheet

Source: Company filings and data. Titanium Technologies: TZMI (2016)
(1) TiO_2 market share statistics based on production capacity per 2016 TZMI
(2) Reflects full year 2016 segment net sales

Chemours™

3

Dynamics of the TiO2 Market Chemours actions and accomplishments are consistent with our assessment of the opportunities within TiO2 application segments Historical View Economic cycles are hard to predict All TiO2 is fungible Universal grades enabled rapid substitution Supply-demand dynamics alone govern price Focus on global average utilization and inventory levels TiO2 producers have cost incentives to operate near capacity The Chemours Approach Economic cycles are hard to predict All TiO2 is not fungible Ti-PureTM product design & consistency support performance difference to end users Customer Value Proposition Quality, reliability, consistency, business capability, brand Manufacturing Flexibility Chemours production capability can economically vary production to meet customer demand Relative Price/Value (USD/metric Tonne) Other Multinational Producers High Low Ultrafine Chinese Producers Low quality Fit for Use Multi-Purpose CP Multi-Purpose High Quality Specialty <80% >80% >90% 1,000 2,000 3,000 4,000 5,000 6,000 Volume (Metric Kt)

2017 Pricing Actions DIFFERENTIAL PRICING March 1 price increases announced in February Price increases varied by region, ranging from $100-€200 per tonne July 1 price increases announced in June Price increases ranged from $130-$350 per tonne Continued differential pricing actions support value provided by Ti-Pure™ Chemours applies a customer value approach to pricing, consistent with factors such as quality, reliability, consistency, business capability, brand APPLICATION CUSTOMER GRADE SERVICE LEVEL

Customer Value Proposition 4,000 3,000 Volume (Metric Kt) Multi-Purpose Value 5,000 High Low 2,300 Ti-Pure™ total offering and product design provide differential performance and enhanced value to the end user Premium Architectural Ti-Pure™ One Coat™ Durable agricultural films Ti-Pure™ R-105 … High Quality Source: SEC filings (10-K, 8-K), Earnings Calls, Slides, TZMI TaiBaiFen 2016 & Chemours estimates Ti-PureTM Quality TeflonTM surface protector Ti-PureTM One Coat Ti-PureTM Protect

Fluoroproducts Business Overview

Business Overview

- Supplies products for high performance applications across broad array of industries
- #1 in Fluoroproducts globally
  - Fluorochemicals: #1 in refrigerants, #1 in propellants, #3 in foaming agents
  - Fluoropolymers: #1 in industrial resins, #1 in fluoropolymer specialties
- Key Brands include Teflon™, Freon™, Opteon™, Krytox™, Nafion™, Viton™

Chemours is #1 in Fluoroproducts Globally[2]



Fluoropolymers
25%
16%
12%
11%
6%
Chemours
Daikin
3M (Dyneon)
Solvay
Dongyue
Fluorochemicals
22%
17%
17%
8%
7%
Chemours (3)
Honeywell
Arkema
Dongyue
Mexichem

Geography[1]



Latin America
9%
North America
46%
EMEA
23%
Asia Pacific
22%

Product[1]



Fluorochemicals
48%
Fluoropolymers
52%

- **Fluorochemicals** – mainly refrigerants, propellants, and foam expansion agents
- **Fluoropolymers** – mainly industrial resins and downstream products & coatings
- **Key End Markets** – AC, refrigeration, automotive, aerospace, consumer, wire & cable, electronics and telecommunications

Source: Company filings and data, Fluoroproducts: Company filings and Management estimates
(1)Reflects full year 2016 segment net sales
(2)Fluorochemicals and fluoropolymers market share statistics based on 2015 internal revenue estimates and company filings
(3)Includes 100% contribution from the DuPont-Mitsui Fluorocarbon Company joint venture

Chemours™

7

Fluoropolymers Diverse and Broad End Use Applications Consumer Semicon Telecommunications Medical Chemours provides tailored solutions for complex and demanding applications Consumer Electronics Power & Energy Automotive Strong collaborations in key end markets Improved demand across all regions is allowing for positive pricing actions Chemours innovations Nafion™ 2050, Teflon™ 30LX, and Teflon™ Profile met with great enthusiasm Regulatory pressures in China potentially causing some producers to limit production Competitive intensity from traditional suppliers Market Dynamics & Opportunities Fabrics Wearable Technology

Opteon™ Growth Market Dynamics and Opportunities Global Warming Potential phasedown regulations expanding worldwide Market adoption ramp up of IP-protected HFO portfolio Energy efficiency needs Regulatory volume reductions for base refrigerants, partially offset by higher prices Excess capacity within base business Waves of Opteon™ Adoption Mobile Air Conditioning More than half of new US vehicles and 100% of EU vehicles have transitioned to HFO technology by end of 2016 Expect 50 million cars to be using HFO technology globally by the end of 2017 Commercial Stationary Refrigeration 10,000+ supermarkets expected to be using an HFO-blended refrigerant by end of 2020 Foaming Agents Expect to be a larger part of Opteon™ portfolio in future due to delisting/phase down of legacy foaming agents New product launch expected in second half of 2017 Residential Stationary Refrigeration Expect to be a larger part of Opteon™ portfolio in future Fluorochemical Revenue Mix 100% 0% 2014 2016 2020E OpteonTM Base Refrigerants

Chemical Solutions Overview

Business Overview

- Portfolio of industrial businesses primarily operating in the Americas
- Unmatched reputation for safety, reliability and stewardship
- Three production facilities located in North America

Mining Solutions Competitive Advantages

- Market leadership in the Americas
- Favorable end market dynamics
- Selective, high-return investment opportunity

Geography[(1)]


Latin America 21%
EMEA 4%
Asia Pacific 10%
North America 65%

Product[(1)]


Mining Solutions 34%
Performance Chemicals & Intermediates 39%
Divested Business 27%

- **Mining Solutions** – sodium cyanide, hydrogen cyanide, potassium cyanide
- **Performance Chemicals and Intermediates** –methylamines, glycolic acid, Vazo™ products

Source: Company filings and data
(1) Reflects full year 2016 segment net sales

Chemours™

10

Mining Solutions Supports Gold Production Market in the Americas 2016 (282 kt) 2021E (446 kt) Americas Solid Sodium Cyanide Market Demand NaCN is a critical enabler for gold production Gold prices will continue to be volatile but Americas gold production is favored with lower production costs than rest of world Remains net import market Deteriorating ore quality contributes to NaCN demand growth Americas NaCN demand forecast to grow at 9% CAGR over the next five years The Chemours Advantage Aligned with customer values On-purpose producer, reliable supply Differentiating product stewardship Strong logistics network Long-term contracts Market Size NaCN – Americas/Gold Price 2016 (282 kt) 2021E (446 kt) Imports Chemours NAFTA Producers Imports Chemours NAFTA Producers (Kt) 300 280 260 240 220 200 180 160 140 120 100 ($/oz) $1,700 $1,600 $1,500 $1,400 $1,300 $1,200 $1,100 $1,000 2010 2011 2012 2013 2014 2015 2016 $1,410 $1,575 $1,664 $1,202 $1,199 $1,062 $1,159 176 186 212 238 249 269 282 Total Americas Gold Price Source: St. Louis Federal Reserve Bank, Import/Export Data, and Internal Estimates

Strong 2017 Financial Performance Expectations Key Factors Influencing Market Performance Market Factors TiO2 price Currency End-market demand Seasonality Regulatory uncertainty Chemours Initiatives Cost reductions Altamira expansion ramp-up Opteon market adoption Corpus Christi expansion Impacts from divestitures 2017 Adjusted EBITDA Expected To Be Above $1.25 Billion With Positive Free Cash Flow* *Excluding expected $335 million payment regarding PFOA litigation See reconciliation of estimated Adjusted EBITDA in Appendix

©2017 The Chemours Company.  Chemours™ and the Chemours Logo are trademarks or registered trademarks of The Chemours Company

Appendix

GAAP Net (Loss) Income to Adjusted EBITDA and Adjusted Net Income Reconciliations

GAAP Net Income (Loss) to Adjusted Net Income and Adjusted EBITDA Tabular Reconciliations
(UNAUDITED)

($ in millions except per share and unless otherwise noted)	Three months ended March 31,				Three months ended December 31,	
	2017		2016		2016	
	$ amounts	$ per share	$ amounts	$ per share	$ amounts	$ per share
Net income (loss) attributable to Chemours	$ 150	$ 0.82	$ 51	$ 0.28	$ (230)	$ (1.26)
Non-operating pension and other postretirement employee benefit costs (income)	(8)	(0.04)	(7)	(0.04)	(1)	(0.01)
Exchange (gains) losses	(5)	(0.03)	6	0.03	20	0.11
Restructuring charges	12	0.07	17	0.09	11	0.06
Asset related charges [1]	-	-	-	-	14	0.08
(Gain) loss on sale of assets or businesses	(16)	(0.09)	(89)	(0.49)	3	0.02
Transaction costs [2]	-	-	3	0.02	1	0.01
Legal and other charges [3]	7	0.04	5	0.03	336	1.84
Provision for (benefit from) income taxes relating to reconciling items [4]	2	0.01	25	0.14	(139)	(0.76)
Adjusted Net Income	$ 142	$ 0.77	$ 11	$ 0.06	$ 15	$ 0.08
Net income attributable to noncontrolling interests	1		-		-	
Interest expense, net	51		57		56	
Depreciation and amortization	71		66		72	
All remaining provision for (benefit from) income taxes [4]	20		(6)		96	
Adjusted EBITDA	$ 285		$ 128		$ 239	
Weighted average number of common shares outstanding - Basic	183,408,309		181,281,166		182,125,428	
Weighted average number of common shares outstanding - Diluted	189,419,568		181,503,140		186,036,526	
Earnings per share, basic	$ 0.82		$ 0.28		$ (1.26)	
Earnings per share, diluted [5]	$ 0.79		$ 0.28		$ (1.26)	
Adjusted earnings per share, basic	$ 0.77		$ 0.06		$ 0.08	
Adjusted earnings per share, diluted [5]	$ 0.75		$ 0.06		$ 0.08	

[1] The three months ended December 31, 2016 includes $13 million pre-tax asset impairment of our corporate headquarters building in Wilmington, Delaware and other asset write-offs.

[2] Includes accounting, legal and bankers transaction fees incurred related to the Company's strategic initiatives, which includes transaction costs incurred in connection with the sales of the C&D and Sulfur businesses.

[3] Includes litigation settlements, water treatment accrual related to PFOA and lease termination charges. The quarter ended December 31, 2016 also includes the $335 million PFOA MDL settlement accrual.

[4] Total of provision for (benefit from) income taxes reconciles to the amount reported in the Consolidated Statements of Operations for the three months ended March 31, 2017 and 2016, and for the three months ended December 31, 2016.

[5] Diluted earnings (loss) per share is calculated using net income (loss) available to common shareholders divided by diluted weighted-average shares of common shares outstanding during each period, which includes unvested restricted shares. Diluted earnings per share considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an antidilutive effect.

Chemours™

15

Free Cash Flow Reconciliation

GAAP Cash Flow to Free Cash Flow Tabular Reconciliations
(UNAUDITED)

($ in millions unless otherwise noted)	Three months ended		
	March 31,		December 31,
	2017	2016	2016
Cash flows provided by (used for) operating activities [1]	$ 41	$ 36	$ 269
Cash flows used for purchases of property, plant and equipment	(69)	(89)	(103)
Free cash flows	$ (28)	$ (53)	$ 166

[1] Cash flows from operating activities for the three months ended March 31, 2016 include the DuPont prepayments of $190 million received in the first quarter of 2016, of which $15 million and $166 million remain outstanding as of March 31, 2017 and 2016, respectively. Excluding the DuPont prepayment, free cash flows for the three months ended March 31, 2016 would have been negative $219 million.

Chemours™

16

Segment Net Sales and Adjusted EBITDA (unaudited) SEGMENT NET SALES AND ADJUSTED EBITDA(UNAUDITED)($ in millions unless otherwise noted)Three months ended March 31,Three months ended December 31,201720162016SEGMENT NET SALESTitanium Technologies $646 $521 $623 Fluoroproducts 652 531 569 Chemical Solutions 139 245 130 Total Company $1,437 $1,297 $1,322 SEGMENT ADJUSTED EBITDATitanium Technologies $159 $54 $157 Fluoroproducts 155 85 111 Chemical Solutions 12 10 9 Corporate & Other (41) (21) (38)Total Company $285 $128 $239 SEGMENT ADJUSTED EBITDA MARGINTitanium Technologies25%10%25%Fluoroproducts24%16%20%Chemical Solutions9%4%7%Corporate & Other0%0%0%Total Company20%10%18%

Segment Net Sales (Unaudited) SEGMENT NET SALES (UNAUDITED)(dollars in millions)LTMYTD1Q171Q1720164Q163Q162Q161Q16Titanium Technologies $2,490 $646 $2,364 $623 $625 $596 $521 Fluoroproducts 2,385 652 2,264 569 591 573 531 Chemical Solutions 665 139 772 130 182 214 245 TOTAL CHEMOURS $5,540 $1,437 $5,400 $1,322 $1,398 $1,383 $1,297 SEGMENT ADJUSTED EBITDA (UNAUDITED)(dollars in millions)LTMYTD1Q171Q1720164Q163Q162Q161Q16Titanium Technologies $571 $159 $466 $157 $144 $111 $54 Fluoroproducts 515 155 445 111 143 105 85 Chemical Solutions 41 12 39 9 9 11 10 Corporate & Other (148) (41) (128) (38) (28) (40) (21)TOTAL CHEMOURS $979 $285 $822 $239 $268 $187 $128 SEGMENT ADJUSTED EBITDA MARGIN (UNAUDITED)(dollars in millions)LTMYTD1Q171Q1720164Q163Q162Q161Q16Titanium Technologies23%25%20%25%23%19%10%Fluoroproducts22%24%20%20%24%18%16%Chemical Solutions6%9%5%7%5%5%4%Corporate & Other0%0%0%0%0%0%0%TOTAL CHEMOURS18%20%15%18%19%14%10%* Note summation of individual quarters may not sum to the year-to-date (YTD), last twelve months (LTM) or full year amounts due to rounding.

Reconciliation of Outlook 2017 Estimated GAAP Net Income to Estimated Adjusted EBITDA Tabular Reconciliation (UNAUDITED)         ($ in millions unless otherwise noted)               Estimated Net Income 1     >620 Provision for income taxes 1 2     ~165 Interest expense, net     ~215 Depreciation and amortization     ~280 Other reconciling items 1 3     ~(30) Estimated Adjusted EBITDA 1     > $1,250                 1 Our estimates reflect our current visibility and expectations of market factors, such as but not limited to, currency movements, TiO2 prices and end-market demand. Actual results could differ materially from the current estimates due to market factors and unknown or uncertainty of other factors, such as, an estimate of non-operating pension benefit costs with respect to our foreign pension plans including settlements or curtailments, cost savings actions that may be taken in the future, the impact of currency movements on our results including exchange gains and losses and the related tax effects. 2 Provision for income tax is based on our current estimate of geographic mix of earnings and does not include potential tax effect of future discrete items. 3 Includes non-operating pension benefit income, exchange gains and losses, gain on sale of assets, restructuring and other charges recognized in the first quarter of 2017. 2017 Estimated GAAP Net Income to Estimated Adjusted EBITDA Tabular Reconciliation(UNAUDITED)($ in millions unless otherwise noted)Estimated Net Income 1>620Provision for income taxes 1 2~165Interest expense, net~215Depreciation and amortization~280Other reconciling items 1 3~(30)Estimated Adjusted EBITDA 1>$1,2501 Our estimates reflect our current visibility and expectations of market factors, such as but not limited to, currency movements, TiO2 prices and end-market demand. Actual results could differ materially from the current estimates due to market factors and unknown or uncertainty of other factors, such as, an estimate of non-operating pension benefit costs with respect to our foreign pension plans including settlements or curtailments, cost savings actions that may be taken in the future, the impact of currency movements on our results including exchange gains and losses and the related tax effects."2 Provision for income tax is based on our current estimate of geographic mix of earnings and does not include potential tax effect of future discrete items."3 Includes non-operating pension benefit income, exchange gains and losses, gain on sale of assets, restructuring and other charges recognized in the first quarter of 2017.

©2017 The Chemours Company.  Chemours™ and the Chemours Logo are trademarks or registered trademarks of The Chemours Company